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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported) November 6, 1998


                              FREDERICK BREWING CO.
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             (Exact name of registrant as specified in its charter)

                                    MARYLAND
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                 (State or other jurisdiction of incorporation)



        0-27800                                            52-1769647
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(Commission File Number)                       (IRS Employer Identification No.)

4607 Wedgewood Boulevard, Frederick, Maryland                            21703
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(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code:  (301) 694-7899

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Item 6.  Resignation of a Director

         Effective November 6, 1998, James Lutz resigned as a director of Frederick Brewing Co. Mr. Lutz will continue to serve as the president and a director of Wild Goose Brewery, Inc., a wholly-owned subsidiary of the Company, until his current employment agreement expires on January 28, 1999.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  November 20, 1998            FREDERICK BREWING CO.



                                     By: /s/ Kevin E. Brannon
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                                     Chairman and Chief Executive Officer


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Index of Exhibits
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Exhibit 17 - Memorandum of Jim Lutz, November 6, 1998

Exhibit 99.1 - Press Release, November 20, 1998



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TO: Frederick Brewing Company Board Members

FROM: Jim Lutz

DATE: November 6, 1998

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Let this memorandum serve as notification that effective immediately I resign from my responsibilities as a member of the Frederick Brewing Company Board of Directors.